UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

Dynamic Global Bond Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE DYNAMIC GLOBAL BOND FUND

HIGHLIGHTS

■	The Dynamic Global Bond Fund underperformed its 3 Month LIBOR in USD benchmark in the low-volatility environment that persisted for much of 2018.
■	The portfolio’s currency and country positioning weighed on returns, while hedges against downturns in the corporate credit and equities markets contributed.
■

Using the full global fixed income universe, we actively manage the fund’s allocation to global government bond markets and, to a lesser extent, security selection within credit sectors while, at the same time, implementing strategies to protect the fund against downside risk.

■

The uncertainty dominating the market environment should extend the current volatility and provide a tailwind for our strategy as we try to find sectors and individual securities that are mispriced as a result of temporary market dislocations.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

The year 2018 was not one that investors will remember fondly. The major stock indexes recorded their worst declines in a decade, with most falling over 20% from recent peaks and bringing a technical end to the bull market that began in 2009. In direct contrast to 2017, financial assets performed poorly across asset classes and geographies. The broadest measure of domestic bond returns, the Bloomberg Barclays U.S. Aggregate Bond Index, returned exactly nothing (0.0%) for the year, and nearly all overseas bond and equity markets also performed poorly. “Cash was king,” in Wall Street parlance, which never makes for a happy reign.

Many issues were behind the market weakness, but we can point to four primary factors that weighed on sentiment:

Rising interest rates. Wage pressures appeared to be accelerating early in the year, sending longer-term bond yields to multiyear highs and sparking a sell-off in equities in early February. Wage gains soon moderated, but a continued decline in the unemployment rate—which reached a five-decade low of 3.7% in September—kept investors on the lookout for higher inflation ahead. In October, yields returned to their peaks on the back of good economic data and suggestions from Federal Reserve officials that they might keep hiking interest rates more quickly than expected. This was subsequently followed by a decline in long-term rates as investors sought safety late in the year and questioned the pace of future interest rate hikes.

Trade tensions. On March 1, President Donald Trump took markets by surprise in announcing a new series of metal tariffs. His administration quickly adopted a decidedly protectionist stance, with pro-trade advocates leaving and the announcement of plans for a range of new trade restrictions. Many threats never materialized, and the White House announced a renegotiated trade deal with Canada and Mexico. Trade tensions with China only appeared to deepen as the year progressed, however.

Slowing global growth. A global slowdown became apparent in the second half of 2018. Environmental and financial reforms put the brakes on the Chinese economy, as planned, but trade frictions caused growth to slow below official targets. Other emerging markets suffered from a stronger U.S. dollar and higher U.S. interest rates. In Europe, trade worries also hampered business spending, while unresolved Brexit fears and further threats to the eurozone from Italy and elsewhere also took a toll. Plummeting oil prices late in the year seemed to confirm a general weakening in global economic conditions.

Peaking fundamentals. The U.S. economy stood apart by accelerating in 2018, but a moderation in 2019 appears all but inevitable as the effects of fiscal stimulus moderate. Of specific concern to investors is the almost certain slowdown in corporate profits in the coming year. Overall profits for the S&P 500 grew by 25% versus the year before in the first three quarters of 2018—a pace sure to slow as the year-over-year impact of the tax cut fades, wage gains pressure margins, and the global economy cools.

The market’s dramatic pullback in the final weeks of 2018—stocks suffered their worst December since the Great Depression—seemed to reflect fears that a recession might even be imminent. I think such concerns are overblown. The Fed has already completed most of its planned rate hikes, promising less of a headwind for the economy and markets. China and Europe are likely to respond to slowing growth with stimulus, and both will benefit from lower oil prices. As I write, some encouraging signs have also emerged on the trade front, although whether the U.S. and China can resolve their differences remains perhaps the largest uncertainty facing markets.

In terms of stock performance, the painful end to 2018 served to improve valuations, making gains in the coming year less of a hurdle. I would also note that a further stock market “bust” in 2019 seems unlikely given that we never experienced the concentrated “boom” that has preceded past bad bear markets. In the final stages of the dot-com boom of the late 1990s, for example, investors flooded in to telecom shares, and huge amounts of capital and risk flowed in to housing in the mid-2000s. Currently, I simply do not see those sorts of distortions in the financial system.

Of course, opinions about what 2019 holds vary among our investment professionals at T. Rowe Price, and we sharpen each other’s thinking by constantly sharing opinions and insights. Please rest assured that your fund’s manager is drawing on the insights and perspectives across our global organization as he or she charts the course ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The T. Rowe Price Dynamic Global Bond Fund returned 0.87% for the 12 months ended December 31, 2018, underperforming the 3 Month LIBOR in USD benchmark. (Results for the fund’s Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

While we are disappointed in the fund’s underperformance, the portfolio aims to deliver positive returns while also offering diversification against riskier assets, making it more difficult for the fund to outperform in periods of low volatility. Volatility in most areas of the market remained low for most of 2018 before moving sharply higher near the end of the year. We anticipate that the late-year volatility will persist into the first half of 2019, providing a more favorable environment for our strategy.

Although the benchmark is 3 Month LIBOR in USD, the portfolio’s unconstrained approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as “long” (those benefiting from an increase in price) or “short” (those benefiting from a decrease in price) as opposed to “overweight” or “underweight” relative to the benchmark.

The fund’s currency positioning detracted from returns. Long positions in the Argentine peso and the Brazilian real hurt performance as nearly all emerging market currencies fell steeply against the U.S. dollar before recovering to some degree later in 2018. The euro also weakened last year, causing a long euro position to weigh on returns. Our short positions in currencies likely to be negatively impacted by potential trade conflicts, including the Canadian dollar and the Taiwanese dollar (as a proxy for China), were positive, but these defensive exposures did not offset the negative impact of the portfolio’s other currency allocations.

The fund’s overall duration and country positioning had a negative impact on returns. (Duration measures a bond’s sensitivity to changes in interest rates.) A long position in U.S. Treasury inflation protected securities (TIPS) was not beneficial as a steep decline in oil prices in the fourth quarter of 2018 meaningfully lowered market expectations of U.S. inflation. Our short duration stance in Germany and France also weighed on performance as the late-year increase in volatility drove demand for higher-quality eurozone government debt. On the positive side, long positions in locally denominated Brazilian bonds benefited returns as Brazil’s yields decreased.

The portfolio maintained several hedges against widening credit spreads, which we believed were a significant risk amid relatively narrow spreads in the first half of the year. (Credit spreads measure the additional yield that investors demand for holding a bond with credit risk over a similar-maturity, high-quality government security.) A hedge against U.S. high yield credit risk helped performance as credit spreads in the sector widened meaningfully later in the year. Options on U.S. equities that would benefit from a downturn in that market also contributed to returns as the S&P 500 Index declined in 2018.

We actively manage downside risk in the portfolio. Some of our currency positions are driven by their defensive characteristics as we continue to monitor potential illiquidity in the markets and investors’ behavior in times of market stress. We can employ a wide range of techniques to manage downside risk, which can involve credit derivatives on indexes and individual issuers as well as put options on broad stock market indexes. We choose hedging instruments based on which ones provide the best combination of low cost, liquidity, and protection against a broad downturn in stocks, bonds, or currencies. We also use derivatives to gain exposure to certain sectors or asset classes or to manage duration. The fund’s exposure to derivatives contributed to absolute performance during the reporting period. Currency forward contracts were the principal contributors, while credit and equity derivatives also contributed. Interest rate derivatives slightly detracted.

How is the fund positioned?

At the end of the period, the fund’s overall duration was modestly negative—meaning that the portfolio would benefit from increase in global yields—mainly through short positions in German and U.S. duration. We also had short duration positions in Canada and the UK, where we expect more volatility amid ongoing developments in the government’s struggle to implement a plan for the late-March Brexit. The portfolio maintained allocations to high-quality government debt from Australia as well as from South Korea and Malaysia, which are low-risk emerging markets. Within higher-risk emerging markets, the fund had allocations to locally denominated government bonds from Mexico, Brazil, and Serbia, balanced by a short duration stance in Poland. In the near term, we intend to target overall duration at around zero, but we also expect to make tactical moves into long or short duration stances as opportunities appear.

In terms of exposure to markets with credit risk, we continued to position the fund to benefit from heightened volatility through the use of credit derivatives. However, we took partial profit on our high yield hedges in December as the cost of maintaining hedges became more expensive amid increasing volatility. We currently see investment-grade corporate credit as the market that is the most vulnerable to widening credit spreads, so most of our credit derivative hedges focus on that segment. However, we are likely to add to derivatives that hedge against sell-offs in the high yield corporate credit and equities markets if they become more attractively priced. We have also begun to selectively add to individual positions in corporate bonds identified by our analysts as high-conviction ideas with prices that have reached levels that appear attractive.

In currencies, the portfolio was short the U.S. dollar, primarily against the euro (a position we increased near the end of 2018) and the Australian dollar. We eliminated long positions in the British pound sterling and the Canadian dollar prior to the Federal Reserve’s December policy meeting. In emerging markets, where many currencies reached attractive valuations against the U.S. dollar in 2018’s sell-off, we maintained long exposure to the Egyptian pound, the Argentine peso, and the Serbian dinar. Toward the end of last year, we closed long positions in the Russian ruble and the Colombian peso to reduce the portfolio’s exposure to commodity prices.

What is portfolio management’s outlook?

Our highest-conviction view is that volatility is likely to remain elevated in 2019 in an extension of the late-2018 market environment. We expect the uncertainty clouding the political situation in many countries, along with the global geopolitical environment, to continue. This is likely to contribute to volatility in financial markets as investors try to sort through the longer-term implications of the instability. We also expect the exceptionalism of the U.S. economy—its health relative to most other global regions—to end. An unexpected boost in Chinese government stimulus or a cooling of trade tensions would lift non-U.S. economies into the realm of healthier growth. On the other hand, the waning effects of U.S. fiscal stimulus and the drag from trade protectionism could weigh on the U.S. economy and remove its growth advantage.

The uncertainty dominating the market environment should provide a tailwind for our strategy as we try to find sectors and individual securities that are mispriced as a result of temporary market dislocations. We will continue to follow our trusted investment process and strive to maintain a portfolio that strikes a balance between country, duration, and yield curve positioning to take advantage of relative value opportunities globally while also managing downside risks.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

The fund’s use of derivatives may expose it to additional volatility in comparison with investing directly in bonds and other debt securities. Derivatives can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and any instruments not traded on an exchange are subject to counterparty risk. The fund’s principal use of derivatives involves the risk that interest rate movements, changes in currency values and exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm performance and impair efforts to reduce overall volatility.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.8%		
Corporate Bonds 0.4%		
YPF, 8.50%, 3/23/21 (USD)(1)	16,400,000	16,257
		16,257
Government Bonds 0.4%		
Republic of Argentina, FRN, ABPP + 0.00%, 59.29%, 6/21/20	639,238,000	18,413
		18,413
Total Argentina (Cost $43,510)		**34,670**
BRAZIL 2.4%		
Government Bonds 2.4%		
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 8/15/50	77,715,121	23,271
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	310,660,000	83,787
Total Brazil (Cost $95,294)		**107,058**
CANADA 0.2%		
Corporate Bonds 0.2%		
Bombardier, 8.75%, 12/1/21 (USD)(2)	7,140,000	7,354
Total Canada (Cost $7,388)		**7,354**
CHILE 6.2%		
Government Bonds 6.2%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	48,850,000,000	71,659
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/21	137,250,000,000	201,892
Total Chile (Cost $298,307)		**273,551**
CHINA 0.7%		
Corporate Bonds 0.6%		
Alibaba Group Holding, 3.125%, 11/28/21 (USD)	11,500,000	11,384
Longfor Group Holdings, 3.90%, 4/16/23 (USD)(1)	5,670,000	5,377
Shimao Property Holdings, 5.20%, 1/30/25 (USD)	400,000	361

Shimao Property Holdings, 6.375%, 10/15/21 (USD)	8,186,000	8,181
		25,303
Government Bonds 0.1%		
People's Republic of China, 3.13%, 4/13/22	2,140,000	314
People's Republic of China, 3.52%, 5/4/27	15,500,000	2,292
		2,606
Total China (Cost $27,902)		**27,909**
CROATIA 0.0%		
Corporate Bonds 0.0%		
Agrokor, 9.875%, 5/1/19 (EUR)(3)(4)	5,875,000	1,451
Total Croatia (Cost $4,872)		**1,451**
CYPRUS 2.5%		
Government Bonds 2.5%		
Republic of Cyprus, 2.375%, 9/25/28 (EUR)	7,887,000	9,074
Republic of Cyprus, 2.75%, 6/27/24 (EUR)(1)	30,875,000	37,751
Republic of Cyprus, 3.75%, 7/26/23 (EUR)	5,630,000	7,213
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	37,424,000	47,467
Republic of Cyprus, 4.25%, 11/4/25 (EUR)	8,432,000	11,154
Total Cyprus (Cost $113,529)		**112,659**
EGYPT 1.3%		
Government Bonds 1.3%		
Government of Egypt Treasury Bills, 17.841%, 3/12/19	1,064,150,000	57,227
Government of Egypt Treasury Bills, 19.802%, 1/22/19	23,000,000	1,276
Total Egypt (Cost $58,985)		**58,503**
FRANCE 0.4%		
Corporate Bonds 0.4%		
RCI Banque, 2.25%, 3/29/21	16,000,000	18,946
Total France (Cost $20,269)		**18,946**

GERMANY 2.1%

Corporate Bonds 2.1%		
Garfunkelux Holdco 3, 8.50%, 11/1/22 (GBP)(1)	6,770,000	7,297
Kreditanstalt Fuer Wiederaufbau, 3.125%, 12/15/21 (USD)	86,600,000	87,786
Total Germany (Cost $95,081)		**95,083**

ICELAND 2.0%

Corporate Bonds 2.0%		
Arion Banki, 1.00%, 3/20/23 (EUR)	6,060,000	6,709
Arion Banki, 1.625%, 12/1/21 (EUR)	10,070,000	11,650
Islandsbanki, 1.75%, 9/7/20 (EUR)	11,320,000	13,186
Islandsbanki, VR, 1.125%, 1/19/24 (EUR)(5)	11,200,000	12,534
Landsbankinn, 1.375%, 3/14/22 (EUR)	26,401,000	30,108
Landsbankinn, 1.625%, 3/15/21 (EUR)	12,741,000	14,770
Total Iceland (Cost $94,721)		**88,957**

INDIA 0.4%

Corporate Bonds 0.4%		
HDFC Bank, 8.10%, 3/22/25	1,320,000,000	18,023
Total India (Cost $19,957)		**18,023**

IRELAND 0.1%

Corporate Bonds 0.1%		
Shire Acquisitions Investments Ireland, 1.90%, 9/23/19 (USD)	1,605,000	1,585
Shire Acquisitions Investments Ireland, 2.40%, 9/23/21 (USD)	4,000,000	3,875
Total Ireland (Cost $5,597)		**5,460**

ISRAEL 8.3%

Corporate Bonds 0.7%		
Teva Pharmaceutical Finance II, 1.125%, 10/15/24 (EUR)	4,550,000	4,379
Teva Pharmaceutical Finance III, 1.70%, 7/19/19 (USD)	1,625,000	1,600
Teva Pharmaceutical Finance III, 2.20%, 7/21/21 (USD)	27,835,000	25,646
		31,625

Government Bonds 7.6%		
Government of Israel, 1.00%, 4/30/21	3,535,000	948
Government of Israel, 1.25%, 11/30/22	542,315,000	145,026
Government of Israel, 5.50%, 1/31/22	586,175,000	177,824
State of Israel, 5.50%, 1/31/42	35,900,000	13,215
		337,013
Total Israel (Cost $395,930)		**368,638**
ITALY 6.2%		
Corporate Bonds 0.1%		
Enel, 6.25%, 6/20/19 (GBP)	1,500,000	1,951
FCA Bank, 1.625%, 9/29/21 (GBP)	3,295,000	4,067
		6,018
Government Bonds 6.1%		
Italy Buoni Poliennali Del Tesoro, 0.95%, 3/1/23	243,561,000	271,882
		271,882
Total Italy (Cost $280,937)		**277,900**
JAPAN 0.4%		
Corporate Bonds 0.4%		
Mitsubishi UFJ Financial Group, FRN, 3M USD LIBOR + 0.65%, 3.158%, 7/26/21 (USD)	18,044,000	17,933
Total Japan (Cost $18,051)		**17,933**
LUXEMBOURG 0.3%		
Corporate Bonds 0.3%		
Altice Financing, 7.50%, 5/15/26 (USD)	12,470,000	11,348
Total Luxembourg (Cost $12,695)		**11,348**
MALAYSIA 3.7%		
Government Bonds 3.7%		
1MDB Global Investments, 4.40%, 3/9/23 (USD)	16,300,000	14,614
Government of Malaysia, 3.659%, 10/15/20	163,970,000	39,769

Government of Malaysia, 3.882%, 3/10/22	270,260,000	65,770
Government of Malaysia, 4.736%, 3/15/46	156,710,000	37,039
Government of Malaysia, 4.921%, 7/6/48	13,700,000	3,336
Government of Malaysia, 4.935%, 9/30/43	21,240,000	5,171
Total Malaysia (Cost $169,481)		**165,699**

MEXICO 3.2%

Government Bonds 3.2%

Mexican Udibonos, 4.00%, 11/30/28	289,016,877	14,636
United Mexican States, 6.50%, 6/9/22	1,865,431,000	89,179
United Mexican States, 6.75%, 9/21/47 (USD)	22,820,000	18,927
United Mexican States, 7.50%, 6/3/27	400,220,000	18,931
Total Mexico (Cost $147,822)		**141,673**

PHILIPPINES 0.6%

Government Bonds 0.6%

Republic of Philippines, 3.90%, 11/26/22	1,162,000,000	20,659
Republic of Philippines, 4.95%, 1/15/21	197,000,000	3,703
Republic of Philippines, 6.25%, 1/14/36	99,000,000	1,860
Total Philippines (Cost $28,201)		**26,222**

ROMANIA 2.6%

Government Bonds 2.6%

Republic of Romania, 5.85%, 4/26/23	15,630,000	4,087
Republic of Romania, 4.25%, 6/28/23	286,100,000	70,179
Republic of Romania, 5.00%, 2/12/29	99,225,000	24,882
Republic of Romania, 5.80%, 7/26/27	64,950,000	17,362
Total Romania (Cost $115,481)		**116,510**

SERBIA 2.3%

Government Bonds 2.3%

Republic of Serbia, 5.875%, 2/8/28	7,334,550,000	76,906
Republic of Serbia, 5.75%, 7/21/23	1,748,160,000	18,536

Republic of Serbia, 10.00%, 2/5/22	708,250,000	8,210
Total Serbia (Cost $102,618)		**103,652**
SOUTH AFRICA 3.8%		
Corporate Bonds 0.3%		
Eskom Holdings, 5.75%, 1/26/21 (USD)	11,750,000	11,106
		11,106
Government Bonds 3.5%		
Republic of South Africa, 10.50%, 12/21/26	2,028,200,000	153,491
		153,491
Total South Africa (Cost $168,969)		**164,597**
SOUTH KOREA 6.6%		
Government Bonds 6.6%		
Government of South Korea, 2.00%, 9/10/22	195,050,000,000	175,525
Government of South Korea, 2.375%, 3/10/23	130,300,000,000	118,998
Total South Korea (Cost $295,535)		**294,523**
SPAIN 0.8%		
Corporate Bonds 0.8%		
Cirsa Finance International, 7.875%, 12/20/23 (USD)(2)	10,680,000	10,600
Santander Consumer Finance, 0.875%, 1/24/22	10,000,000	11,498
Santander Consumer Finance, 1.50%, 11/12/20	11,000,000	12,883
Total Spain (Cost $36,570)		**34,981**
SUPRANATIONAL 0.9%		
Government Bonds 0.9%		
European Bank For Reconstruction & Development, 6.40%, 3/4/19 (INR)	1,752,100,000	25,035
European Investment Bank, 6.60%, 3/4/19 (INR)	90,200,000	1,290
International Bank For Reconstruction & Development, 5.75%, 10/28/19 (INR)	828,150,000	11,680
Total Supranational (Cost $41,067)		**38,005**

SWEDEN 0.6%		
Corporate Bonds 0.6%		
Akelius Residential Property, 1.50%, 1/23/22 (EUR)	22,000,000	25,290
Total Sweden (Cost $27,742)		**25,290**
SWITZERLAND 0.3%		
Corporate Bonds 0.3%		
UBS, 2.45%, 12/1/20 (USD)(2)	13,535,000	13,301
Total Switzerland (Cost $13,527)		**13,301**
THAILAND 3.2%		
Government Bonds 3.2%		
Kingdom of Thailand, 2.125%, 12/17/26	1,033,340,000	31,065
Kingdom of Thailand, 3.60%, 6/17/67	845,990,000	25,034
Kingdom of Thailand, 4.00%, 6/17/66	162,065,000	5,302
Kingdom of Thailand, 4.85%, 6/17/61	8,029,000	315
Kingdom of Thailand, 4.875%, 6/22/29	740,030,000	27,374
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	1,767,126,002	51,313
Total Thailand (Cost $144,631)		**140,403**
UNITED KINGDOM 0.6%		
Corporate Bonds 0.6%		
Barclays, 2.75%, 11/8/19 (USD)	8,655,000	8,573
Virgin Media Secured Finance, 6.25%, 3/28/29	15,165,000	19,348
Total United Kingdom (Cost $30,758)		**27,921**
UNITED STATES 27.8%		
Asset-Backed Securities 0.4%		
Avis Budget Rental Car Funding, Series 2015-1A, Class A, 2.50%, 7/20/21 (2)	1,830,000	1,813

BMW Vehicle Lease Trust, Series 2018-1, Class A3, 3.26%, 7/20/21	17,170,000	17,251
		19,064
Bank Loans 0.1% (6)		
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 3.75%, 6.272%, 8/1/25	6,500,000	6,283
		6,283
Convertible Preferred Stocks 0.4%		
Sempra Energy, Series A, 6.00%, 1/15/21 (3)	128,161	12,323
Sempra Energy, Series B, 6.75%, 7/15/21 (3)	42,858	4,055
		16,378
Corporate Bonds 7.5%		
Bank of America, FRN, 3M USD LIBOR + 0.87%, 3.667%, 4/1/19	170,000	170
Becton Dickinson & Company, 0.368%, 6/6/19 (EUR)	2,290,000	2,625
Becton Dickinson & Company, FRN, 3M USD LIBOR + 0.875%, 3.678%, 12/29/20	10,900,000	10,792
Boardwalk Pipelines, 4.45%, 7/15/27	2,045,000	1,905
Capital One, 2.35%, 1/31/20	17,000,000	16,777
Cigna, 3.75%, 7/15/23 (2)	19,699,000	19,540
Cigna, FRN, 3M USD LIBOR + 0.65%, 3.438%, 9/17/21 (2)	17,960,000	17,713
Citizens Bank, 2.25%, 10/30/20	7,200,000	7,052
Comcast, FRN, 3M USD LIBOR + 0.44%, 3.237%, 10/1/21	9,475,000	9,388
Delta Air Lines, 2.875%, 3/13/20	1,655,000	1,650
Delta Air Lines, 3.40%, 4/19/21	9,720,000	9,660
Express Scripts Holding, 4.75%, 11/15/21	2,335,000	2,400
FirstEnergy, Series B, 3.90%, 7/15/27	26,500,000	25,665
General Motors Financial, 4.15%, 6/19/23	10,495,000	10,110
Harley-Davidson Financial Services, 3.55%, 5/21/21 (2)	9,580,000	9,609
Intelsat Jackson Holdings, 9.50%, 9/30/22 (2)	560,000	638
JPMorgan Chase, 4.625%, 5/10/21	13,000,000	13,370
Martin Marietta Materials, FRN, 3M USD LIBOR + 0.65%, 3.327%, 5/22/20	250,000	250
McDonald's, 4.00%, 2/17/21 (EUR)	100,000	124
Microchip Technology, 3.922%, 6/1/21 (2)	15,125,000	14,900
Microchip Technology, 4.333%, 6/1/23 (2)	6,275,000	6,104

NRG Energy, 7.25%, 5/15/26	13,480,000	14,070
NVIDIA, 2.20%, 9/16/21	980,000	956
PNM Resources, 3.25%, 3/9/21	8,475,000	8,396
Refinitiv US Holdings, 6.25%, 5/15/26 (2)	2,965,000	2,843
Refinitiv US Holdings, 8.25%, 11/15/26 (2)	5,740,000	5,245
Regions Bank, FRN, 3M USD LIBOR + 0.50%, 3.118%, 8/13/21 (1)	12,300,000	12,076
Solera, 10.50%, 3/1/24 (2)	13,325,000	14,191
Tesla, 5.30%, 8/15/25 (1)(2)	23,528,000	20,469
Vistra Energy, 7.625%, 11/1/24	16,000,000	16,920
Wells Fargo, 2.50%, 3/4/21	21,210,000	20,815
Wells Fargo Bank, FRN, 3M USD LIBOR + 0.50%, 2.977%, 7/23/21	23,960,000	23,784
Zayo Group, 6.375%, 5/15/25 (1)	12,325,000	11,462
		331,669
Non-U.S. Government Mortgage-Backed Securities 1.7%		
Connecticut Avenue Securities, Series 2018-C03, Class 1M1, CMO, ARM, 1M USD LIBOR + 0.68%, 3.186%, 10/25/30	6,043,530	6,028
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, CMO, ARM, 3.789%, 8/25/58 (2)	14,073,966	14,101
New Residential Mortgage Loan Trust, Series 2018-NQM1, Class A1, CMO, ARM, 3.986%, 11/25/48 (2)	10,076,800	10,226
Sequoia Mortgage Trust, Series 2018-CH2, Class A12, CMO, ARM, 4.00%, 6/25/48 (2)	11,700,524	11,788
Towd Point Mortgage Trust, Series 2017-6, Class A1, CMO, ARM, 2.75%, 10/25/57 (2)	4,972,364	4,855
Towd Point Mortgage Trust, Series 2018-1, Class A1, CMO, ARM, 3.00%, 1/25/58 (2)	4,609,526	4,525
Towd Point Mortgage Trust, Series 2018-2, Class A1, CMO, ARM, 3.25%, 3/25/58 (2)	19,552,456	19,259
Towd Point Mortgage Trust, Series 2018-3, Class A1, CMO, ARM, 3.75%, 5/25/58 (2)	5,933,717	5,928
		76,710
U.S. Government & Agency Mortgage-Backed Securities 13.5%		
Fannie Mae Pool, 5.00%, 9/1/48	42,089,288	44,153
Federal National Mortgage Assn., 3.50%, 5/1/33	55,462,472	56,150

(Amount in $000s, except for contracts)

OPTIONS PURCHASED 1.0%

Exchange-Traded Options Purchased 0.6%

Description	Contracts	Notional Amount	Value
U.S. Treasury Long Bond futures contract, Put, 1/25/19 @ $142.00 (3)	4,739	691,894	740
S&P 500 Index, Put, 1/18/19 @ $2,600.00 (3)	480	120,329	5,050
S&P 500 Index, Put, 12/20/19 @ $2,750.00 (3)	660	165,452	20,401
Total Exchange-Traded Options Purchased (Cost $18,503)			26,191

OTC Options Purchased 0.4%

Counterparty	Description	Contracts	Notional Amount	Value
JPMorgan Chase	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S31, 5 Year Index, 12/20/23), Pay 5.00% Quarterly, Receive upon credit default, 2/20/19 @ 1.025%* (3)	4	293,368	5,544
JPMorgan Chase	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S31, 5 Year Index, 12/20/23), Pay 5.00% Quarterly, Receive upon credit default, 2/20/19 @ 1.03%* (3)	4	208,777	4,540
BNP Paribas	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S31, 5 Year Index, 12/20/23), Pay 5.00% Quarterly, Receive upon credit default, 2/20/19 @ 1.03%* (3)	4	449,000	9,761
Barclays Bank	EUR Call / USD Put, 1/4/19 @ $1.15 (USD) (3)	1	33,600	76
Barclays Bank	EUR Call / USD Put, 1/4/19 @ $1.19 (USD) (3)	1	43,400	—
UBS Investment Bank	EUR Call / USD Put, 1/11/19 @ $1.16 (USD) (3)	1	33,600	63
Barclays Bank	EUR Call / USD Put, 1/18/19 @ $1.16 (USD) (3)	1	33,600	91

(Amounts in 000s, except market price)

Swaps (1.3)%

Description	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Gain/(Loss)
Bilateral Swaps (0.6)%				
Credit Default Swaps, Protection Bought (0.5)%				
Bahrain 0.0%				
Bank of America N.A., Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	6,340	$ 500	$ 485	$ 15
Barclays Bank, Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	8,426	664	712	(48)
JPMorgan Chase, Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	7,584	598	641	(43)
Total Bahrain			**1,838**	**(76)**
China 0.0%				
Barclays Bank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 1/23/19), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22 (USD)	360	(6)	(3)	(3)
Barclays Bank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 1/23/19), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	75,050	(1,045)	(826)	(219)
BNP Paribas, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 1/23/19), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	7,000	(98)	(97)	(1)
Citibank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 1/23/19), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22 (USD)	8,800	(133)	10	(143)
Citibank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 1/23/19), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	37,450	(522)	(448)	(74)

(Amounts in 000s)

Description	Notional Amount	Value	Initial Value	Unrealized Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.7)%				
Credit Default Swaps, Protection Bought (0.3)%				
Foreign/Europe (0.2)%				
Protection Bought (Relevant Credit: Markit iTraxx Crossover-S30, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/23	81,893	$ (6,091)	$ (6,603)	$ 512
Protection Bought (Relevant Credit: Markit iTraxx Europe-S30, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23	281,300	(1,974)	(4,879)	2,905
Total Foreign/Europe				3,417
United States (0.1)%				
Protection Bought (Relevant Credit: Markit CDX.NA.HY-S31, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/23	139,050	(3,039)	(6,765)	3,726
Protection Bought (Relevant Credit: Markit CDX.NA.IG-S31, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23	589,150	(3,482)	(6,758)	3,276
Total United States				7,002
Total Centrally Cleared Credit Default Swaps, Protection Bought				10,419
Interest Rate Swaps (0.4)%				
Canada 0.0%				
30 Year Interest Rate Swap, Pay Fixed 2.625% Quarterly, Receive Variable 1.774% (6M CAD CDOR) Semi-Annually, 7/5/48	20,750	105	1	104
30 Year Interest Rate Swap, Pay Fixed 2.631 Quarterly, Receive Variable 1.774% (6M CAD CDOR) Semi-Annually, 7/5/48	20,750	83	—	83
30 Year Interest Rate Swap, Pay Fixed 2.808% Semi-Annually, Receive Variable 2.261% (6M CAD CDOR) Semi-Annually, 9/12/48	2,280	(51)	1	(52)

5 Year Interest Rate Swap, Pay Fixed 2.95% Quarterly, Receive Variable 2.081% (3M HKD HIBOR) Quarterly, 11/12/23	50,000	(198)	–	(198)
Total Hong Kong				**669**
Poland (0.3)%				
10 Year Interest Rate Swap, Pay Fixed 2.873% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 9/6/28	5,800	(61)	–	(61)
10 Year Interest Rate Swap, Pay Fixed 2.883% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 3/19/28	38,258	(563)	–	(563)
10 Year Interest Rate Swap, Pay Fixed 2.918% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 3/19/28	122,042	(1,897)	–	(1,897)
10 Year Interest Rate Swap, Pay Fixed 2.93% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 11/5/28	20,430	(231)	–	(231)
10 Year Interest Rate Swap, Pay Fixed 2.955% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 6/8/28	17,812	(279)	1	(280)
10 Year Interest Rate Swap, Pay Fixed 2.963% Annually, Receive Variable 1.68% (6M PLN WIBOR) Semi-Annually, 8/6/28	9,750	(128)	–	(128)
10 Year Interest Rate Swap, Pay Fixed 2.975% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 11/12/28	188,000	(2,308)	–	(2,308)
10 Year Interest Rate Swap, Pay Fixed 2.983% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 9/17/28	29,420	(381)	1	(382)
10 Year Interest Rate Swap, Pay Fixed 2.995% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 3/7/28	18,561	(325)	1	(326)
10 Year Interest Rate Swap, Pay Fixed 3.00% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 11/13/28	40,000	(515)	–	(515)
10 Year Interest Rate Swap, Pay Fixed 3.025% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 6/11/28	28,188	(489)	1	(490)

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America N.A.	1/18/19	USD	2,273	RON	9,400	$ (40)
Bank of America N.A.	1/18/19	USD	19,082	RUB	1,285,465	681
Bank of America N.A.	2/8/19	USD	27,076	ZAR	403,293	(821)
Bank of America N.A.	2/22/19	USD	118,344	EUR	103,513	(792)
Barclays Bank	1/3/19	BRL	75,766	USD	20,214	(669)
Barclays Bank	1/3/19	USD	19,554	BRL	75,766	8
Barclays Bank	1/11/19	USD	10,536	CLP	7,040,761	388
Barclays Bank	1/25/19	AUD	60,875	USD	43,664	(764)
Barclays Bank	1/25/19	JPY	29,197,274	USD	262,949	3,967
Barclays Bank	2/8/19	INR	206,559	USD	2,864	95
Barclays Bank	2/8/19	USD	65,446	CLP	44,664,492	1,029
Barclays Bank	2/8/19	USD	19,227	INR	1,434,532	(1,321)
Barclays Bank	2/8/19	USD	90,995	KRW	102,774,018	(1,397)
Barclays Bank	2/8/19	USD	43,977	ZAR	606,808	2,003
Barclays Bank	2/8/19	USD	13,624	ZAR	201,647	(324)
Barclays Bank	2/8/19	ZAR	623,602	USD	44,120	(984)
Barclays Bank	2/22/19	EUR	3,838	USD	4,400	18
Barclays Bank	2/22/19	GBP	487	USD	615	8
Barclays Bank	2/22/19	MXN	76,000	USD	3,748	87
Barclays Bank	2/22/19	USD	21,489	EUR	18,771	(115)
Barclays Bank	2/22/19	USD	39,106	GBP	30,546	69
Barclays Bank	3/8/19	USD	101,833	KRW	114,655,254	(1,362)
BNP Paribas	1/11/19	CLP	10,868,335	USD	15,743	(78)
BNP Paribas	1/11/19	MYR	218,975	USD	52,452	558
BNP Paribas	1/11/19	USD	22,758	CLP	15,137,001	940
BNP Paribas	1/18/19	USD	657	RON	2,664	2
BNP Paribas	1/18/19	USD	51,603	RUB	3,437,380	2,398
BNP Paribas	1/25/19	USD	3,084	JPY	341,336	(37)
BNP Paribas	2/8/19	USD	65,583	CLP	44,172,285	1,876
BNP Paribas	2/22/19	USD	165,562	EUR	144,162	(358)
BNP Paribas	3/8/19	USD	67,853	KRW	76,436,836	(943)
BNP Paribas	4/5/19	USD	15,752	CLP	10,868,335	79
Canadian Imperial Bank of Commerce	1/25/19	CAD	152,001	USD	114,955	(3,541)
Canadian Imperial Bank of Commerce	2/22/19	USD	13,811	MXN	285,378	(590)
Citibank	1/11/19	USD	10,593	CLP	7,040,760	444
Citibank	1/16/19	USD	101,166	ILS	359,555	4,880
Citibank	1/18/19	RSD	456,731	USD	4,385	38
Citibank	1/18/19	RUB	1,449,261	USD	21,902	(1,156)
Citibank	1/18/19	USD	22,654	RSD	2,319,568	189
Citibank	1/24/19	USD	38,996	ILS	140,352	1,386
Citibank	1/25/19	USD	43,283	JPY	4,828,525	(859)
Citibank	2/8/19	USD	19,236	INR	1,434,532	(1,312)
Citibank	2/8/19	USD	60,426	KRW	68,516,010	(1,169)
Citibank	2/8/19	USD	19,043	ZAR	261,344	965
Citibank	2/11/19	USD	54,675	TWD	1,677,258	(390)
Citibank	2/20/19	USD	85,039	ILS	311,592	1,364

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dynamic Global Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks high current income. The fund has three classes of shares: the Dynamic Global Bond Fund (Investor Class), the Dynamic Global Bond Fund–Advisor Class (Advisor Class), and the Dynamic Global Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 56% and 85% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 34% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and currency value and credit ratings; and, for Options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 21% and 49% of net assets.

Swaps The fund is subject to interest rate risk, credit risk, and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of December 31, 2018, the notional amount of protection sold by the fund totaled $55,200,000 (12.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 56% and 122% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 37% of the fund’s net assets were invested in emerging markets and 6% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At December 31, 2018, approximately 16% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of December 31, 2018, no collateral had been posted by the fund to counterparties for MSFTA Transactions.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2018, the value of loaned securities was $22,462,000 the value of cash collateral and related investments was $24,628,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $4,439,897,000 and $2,546,470,000, respectively, for the year ended December 31, 2018. Purchases and sales of U.S. government securities aggregated $3,976,677,000 and $3,627,108,000, respectively, for the year ended December 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and certain open derivative contracts for tax purposes.

In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2018 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $5,000 remain subject to repayment by the fund at December 31, 2018. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $22,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2018, the fund was allocated $27,000 of Spectrum Funds’ expenses and $4,485,000 of Retirement Funds’ expenses. Of these amounts, $1,542,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2018, approximately 99% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2018, approximately 88% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,000 shares of the Advisor Class, representing 63% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Dynamic Global Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Dynamic Global Bond Fund (one of the funds constituting T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$74,064,000 from short-term capital gains,
■	$1,404,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $928,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $928,000 of the fund’s income qualifies for the dividends received deduction.

The fund will pass through foreign source income of $108,928,000 and foreign taxes paid of $1,310,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Jason R. Adams (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Research Analyst, Caxton Associates (to 2015)

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Timothy Bei (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell, IMC (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Ryan N. Burgess, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, T. Rowe Price Group, Inc.

Tak Yiu Cheng, CFA, CPA (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, student, Tuck School of Business at Dartmouth (to 2014)

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Portfolio Manager, Royal Bank of Scotland Group (to 2015)

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017); formerly, Strategist, HSBC Securities (to 2013)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu Vardhan Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Analyst, Fidelity International (to 2014)

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, summer associate, AT Kearney (to 2014)

Amanda B. Hall, CFA (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, Stanford Graduate School of Business (to 2014)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Hirsch, CFA (1985) Vice President	Employee, T. Rowe Price; formerly, Global Equity Analyst, Turner Investments (to 2013)

Steven C. Huber, CFA, FSA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Hiromasa Ikeda (1971) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Manager, Fidelity Korea (to 2014)

Tetsuji Inoue (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael Jacobs (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacob Kann, CFA (1987) Vice President	Vice President, T. Rowe Price

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan and T. Rowe Price International; formerly, Research Analyst, Allianz Global Investors (to 2017); formerly, Research Analyst, Point72 Asia Asset Management (to 2014)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacqueline Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Investment Analyst, Fidelity International Hong Kong Limited (to 2014)

Johannes Loefstrand (1988) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Arisaig Partners (to 2013)

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Oxana Lyalina (1987) Vice President	Vice President, T. Rowe Price International

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Tobias F. Mueller (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Thibault Nardin (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Niedzielski (1979) Vice President	Vice President T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Manager and Analyst, Fidelity Investments, Boston and London offices (to 2015)

Sridhar Nishtala (1975) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul T. O’Sullivan (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mariel Santiago (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Equity Research Analyst, HSBC Securities, Inc. (to 2014)

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Eunbin Song, CFA (1980) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mitchell J.K. Todd (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016); formerly, Executive Director, Morgan Stanley (to 2014)

Chris Vost (1989) Vice President	Employee, T. Rowe Price; formerly, Investment Banking Analyst, HSBC (to 2013)

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Managing Director, UBS Global Asset Management (to 2015)

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Harvard Business School (to 2014)

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director, Price Japan; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Clive M. Williams (1966) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director, Responsible Officer, and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong; formerly, student, Columbia Business School (to 2016); formerly, Analyst, Yulan Capital Management (to 2014)

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2019